Investor Conference Call:
Top-line results from Depression Efficacy Trial

November 3, 2009



A new prescription:

rEEG® brings personalized medicine to Psychiatry

CNS Response

www.cnsresponse.com

Safe Harbor

The statements and discussions contained in this summary that are not historical facts constitute forward-looking statements, which can be identified by the use of forward-looking words such as "believes," "expects," "may," "intends," "anticipates," "plans," "estimates" and analogous or similar expressions intended to identify forward-looking statements. CNS Response wishes to caution the reader of this summary that these forward-looking statements and estimates as to future performance, estimates as to future valuations and other statements contained herein regarding matters that are not historical facts, are only predictions, and that actual events or results may differ materially. CNS Response cannot assure or guarantee you that any future results described in this summary will be achieved, and actual results could vary materially from those reflected in such forward-looking statements.

Information contained in this summary has been compiled by CNS Response from sources believed to be credible and reliable. However, CNS Response cannot guarantee such credibility and reliability. The forecasts and projections of events contained herein are based upon subjective valuations, analyses and personal opinions.

This summary shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Such an offer or solicitation, if made, will only be made pursuant to an offering memorandum and subscription documents prepared by CNS Response specifically for such purposes.

Today's agenda

- **Background on rEEG**
  - Technology
  - Research
- **Depression Efficacy Trial**
  - Objective
  - Design
  - Investigators & locations
  - Review of results
  - Other views of the data
- **Closing Thoughts**
- **Questions**



Speakers:

George Carpenter, CEO, CNS Response

Charles DeBattista, MD, Stanford University School of Medicine

Daniel Hoffman, MD, Chief Medical Officer, CNS Response

CNS Response

www.cnsresponse.com

Trial & Error prescribing, explained



Psychiatry has relied on historical accounts, behavioral observations, and mental status examination as the basis for prescribing.

The psychopharm literature acknowledges that within any diagnostic category there is broad variation in patients' response to classes of medicines as well as specific agents within each class. This is a consequence of the DSM having been constructed as a behavioral sorting system and not as a pharmacotherapeutic response predictor.

...This inductive leap may lead to a protracted trial and error process, requiring extreme patience and endurance of morbidity until a satisfactory treatment outcome is achieved.

Suffin & Emory, Clinical Electroencephalography, 1995 vol. 26 no. 2

CNS Response

The referenced-EEG® process

How rEEG® works:



Standard Digital EEG

+

Analysis [1]
Compare to "normal" database to stratify

+

Analysis [2]
Compare to CNSR outcomes database
(17,000 outcome correlations)

= rEEG®

Medical Correlations

CNS Response

The rEEG® Report

Section A

Comparison with Normal people of same age and sex

Section 1

Comparison with Outcomes Database to identify categories of medications helpful to similar patients

Section 2

Within categories, identifies specific medications helpful to similar patients

S = Sensitive
R = Resistant
I = Intermediate
1,2,3 = relative rankings within a subgroup



A. Summary of rEEG Type I Findings

The overall level of neuro...hysiologic abnormality as measured by rEEG features is: High **Moderate** Low

Section 1: Drug Class Correlations		
Drug Class	Sensitivity	Biomarker Predominance
Beta Blockers	Sensitive/**Intermediate**/Resistive	**High**/Moderate/Low
Anticonvulsants	**Sensitive**/Intermediate/Resistive	**High**/Moderate/Low
Antidepressants	Sensitive/Intermediate/**Resistive**	High/Moderate/**Low**
Stimulants	**Sensitive**/Intermediate/Resistive	**High**/Moderate/Low

Correlations are based on a subset o... patients in the rEEG database having (1) similar rEEG features to this patient and (2) a change of two or more improvement in th... Improvement Index (CGI).

Sec... ...ual Medication Responsivity

Subgroup ratings (S, I & R) are based on comparis... ...roups within the overall medication group. Within the subgroup individual medications ratings (1, 2, 3) are relative to oth... in the subgroup only. When there is only one medication in a subgroup only the subgroup rating appears. Specific medica... ...s may be incompatible.

Anticonvulsants (Sensitive)		
Trade Name	Generic Name	Sensitivity
Benzodiazepines		R
Xanax	Alprazolam	
Ativan	Lorazepam	
Klonopin	Clonazepam	
Tegretol	Carbamazepine	R
Depakote	Divalproex	S
Neurontin	Gabapentin	I
Lithane	Lithium	I
Gabitril	Tiagabine	ND

Beta Blockers (Intermediate)		
Trade Name	Generic Name	Sensitivity
Lopressor	Metoprolol	I
Inderal	Propranolol	I
Tenormin	Atenolol	I

Stimulants (Sensitive)		
Trade Name	Generic Name	Sensitivity
MAOI		I
Manerix[1]	Moclobemide	1
Parnate	Tranylcypromine	3
Eldepryl	Selegiline	2
Nardil	Phenelzine	ND
Ritalin	Methylphenidate	R
Dexedrine	d-Amphetamine	S
Adderall	d,l-Amphetamine	R
Provigil	Modafinil	ND

Key to symbols:
S = sensitive, patients with similar neurophysiology were most often responsive to medications with this designation.
R = resistant, patients with similar neurophysiology were least often responsive to medications with this designation.
I = intermediate, patients with similar neurophysiology were neither consistently sensitive or consistently resistant to medications with this designation
ND = No data in the database to support recommendations
1,2,3 = relative rankings amongst agents in a subgroup where 1 is highest and 3 is lowest.

[1] - Available in Canada

3rd Party Evidence Review--2008

UBC
United BioSource Corporation

Center for Health Economics, Epidemiology, and Science Policy

430 Bedford Street, Suite 300
Lexington, MA 02420

Phone: 1-781-761-0146
Fax: 1-781-761-0147

www.unitedbiosource.com

Comparing Levels of Evidence for Treatment of Treatment-Resistant Depression with Referenced-EEG® to Current Practice

Prepared by

Mkaya Mwamburi, MD, PhD
Marisol Hernandez-Medina, MD, MPH

October 17, 2008

A2-7621

CNS Response
Levels of Evidence for Treatment of Treatment-Resistant Depression

number of drugs that the patient was on originally. Though not formally documented, this could suggest that patients receiving rEEG® -guided treatment could end up with better tolerated side-effects profiles and fewer drug interactions.

In conclusion, the evidence supporting rEEG® appears superior to that supporting APA or TMAP treatment guidelines for TRD and certainly the results of the STAR*D Level 3 and Level 4 studies that are commonly used by payers. While evidence supporting the use of rEEG® is comparable to evidence supporting the effectiveness of off-label drugs where documented, many other modalities of off-label drugs used for TRD remain to be tested and lack a body of evidence to support their use. Thus, evidence supporting the use of rEEG® is at least comparable, if not superior to evidence supporting other currently recommended or practiced modes of treatment for TRD. The findings of this project provide a compelling basis for the consideration of rEEG® as a beneficial modality of medication selection for the treatment of TRD. These findings may warrant the consideration of rEEG® for inclusion in treatment guidelines and perhaps a basis for reimbursement.

Referenced-EEG was associated with relatively high remission rates in Treatment Resistant Depression with reasonable levels of evidence. ...In conclusion, the evidence supporting rEEG® appears **superior** to that supporting APA or TMAP treatment guidelines for TRD and certainly the results of the STAR*D Level 3 and Level 4 studies that are commonly used by payers.

Center for Health Economics, Epidemiology, and Science Policy, UBC, July 2008

CNS Response


prior research
CNS Response
Fig. 3.
Head.

Progressive research interest in EEG/Quantitative EEG

Journal publications indexed in PubMed as "quantitative EEG" or "EEG" since 1960


600
450
300
150
0
QEEG papers
EEG papers (000s)
1960
1965
1970
1975
1980
1985
1990
1995
2000

CNS Response

From "What is Quantitative EEG?", David A. Kaiser, Ph.D. Rochester Institute of Technology

Comparable studies -- Aspect Medical, 2009


Contents lists available at ScienceDirect
Psychiatry Research
journal homepage: www.elsevier.com/locate/psychres

Comparative effectiveness of biomarkers and clinical indicators for predicting outcomes of SSRI treatment in Major Depressive Disorder: Results of the BRITE-MD study

Andrew F. Leuchter[a,b,*], Ian A. Cook[a,b], Lauren B. Marangell[c], William S. Gilmer[d], Karl S. Burgoyne[b,e], Robert H. Howland[f], Madhukar H. Trivedi[g], Sidney Zisook[h], Rakesh Jain[i], James T. McCracken[b], Maurizio Fava[j], Dan Iosifescu[j], Scott Greenwald[k]

[a] Laboratory of Brain, Behavior, and Pharmacology, Semel Institute for Neuroscience and Human Behavior at UCLA, Los Angeles, CA, United States
[b] Department of Psychiatry and Biobehavioral Sciences, David Geffen School of Medicine at UCLA, Los Angeles, CA, United States
[c] Department of Psychiatry, Baylor College of Medicine, Houston, TX, United States
[d] Department of Psychiatry, Northwestern University, Chicago, IL, United States
[e] Department of Psychiatry, Harbor-UCLA Medical Center, Los Angeles, CA, United States
[f] Western Psychiatric Institute and Clinic, University of Pittsburgh, Pittsburgh, PA, United States
[g] Department of Psychiatry, University of Texas Southwestern Medical School, Dallas, TX, United States
[h] Department of Psychiatry, UCSD, San Diego, CA, United States
[i] Psychiatry, R/D Clinical Research, Houston, TX, United States
[j] Department of Psychiatry, Massachusetts General Hospital, Boston, MA, United States
[k] Neuroscience, Aspect Medical Systems, Norwood, MA, United States

BRITE Study:

- n = 375
- Biomarker = "cordance"
- 5-lead EEG
- Design: Dose-loading at 1 week
- Successfully predicted response to a single antidepressant

CNS Response

rEEG® Clinical Research



Journal of American Physicians and Surgeons, Vol. 12, No 4, Winter 2007



Suffin & Emory, Journal of Clinical Electroencephalography, 1995

Controlled Trials	Population	rEEG Efficacy	Control Group
Multi-site Depression Efficacy Trial -- 2009	114	65%	39%
ADD & Depression Blinded Trial[1,3]	100	68%	22%
VA Blinded Study[3,5]	13	85%	17%
TRD Pilot -- post hoc	18	58%	0%

Open Label Case Series	Population	Efficacy
Dr. Greenblatt Scientific Pres APA 2008[7]	13	92%
CIGNA-Atlanta Pilot[3]	56	70%
Dr. Davis Case Series[3]	15	100%
Monte Nido Case Series[2,3]	104	83%
Dr. Hamilton Case Series[3]	34	78%
Dr. Hoffman Case Series[3]	74	76%
Rancho L'Abri Case Series[3,4]	58	93%
Dr. Schiller Case Series[7]	19	89%

1 Clinical EEG and Neurosciences, 1995
2 NCDEU Poster at Annual Meeting 2004
3 APA Poster at Annual Meeting 2005
4 APA Poster at Annual Meeting 2005
5 American College of Physicians & Surgeons, 2007
6 CPDD Poster at Annual Meeting 2008
7 2008 US Psychiatric & Mental Health Congress 2008

CNS Response

What STAR*D proved: Treatment Resistant Depression is tough

TABLE 1: Failed Trials' Progressive *"Poisoning of the Well"* Effect as Documented by STAR*D

MEDICATION STEP	DECREASING REMISSION RATES [1] (TABLE 4 PAGE 1911)	DECREASING RESPONSE RATES [1] (TABLE 4 PAGE 1911)	INCREASING RELAPSE RATES [1] (TABLE 5 PAGE 1912)	INCREASING DROPOUT RATES [1] (FIGURE 1 PAGE 1907)
Step 1	36.8%	48.6%	40.1%	20.1%
Step 2	30.6%	28.5%	55.3%	29.7%
Step 3	13.7%	16.8%	64.6%	44.8%
Step 4	13.0%	16.3%	71.1%	60.1%

The STAR*D trial provides robust, real-world data that can be applied broadly to both primary and specialty care settings. The study confirms that different people respond to different treatment strategies, but it does not pinpoint what treatments work best for whom. The STAR*D team concluded that future research should be targeted to identify the best multi-step treatment options for individuals, especially those with treatment-resistant depression.

"This new STAR*D report reminds us that treating depression remains a formidable challenge," said NIMH Director Thomas Insel M.D. "While roughly two-thirds of patients report remission, many subsequently relapse. We need new treatments that are rapid, enduring, and individualized to facilitate recovery."

CNS Response

National Institute of Mental Health, **Science Update,** 11/1/06

Multi-site Depression Efficacy Trial -- 2009
Top-line results

CNS Response

Multi-site Depression Efficacy Trial -- Objective

OBJECTIVE

This study was designed to evaluate the efficacy of rEEG-based pharmacotherapy in comparison to medications guided by a leading standard (STAR*D) in the treatment of patients with depression treatment failure.



Referenced-EEG (rEEG) Efficacy Compared To STAR*D For Patients With Depression Treatment Failure: *First Look At Final Results*

Charles DeBattista, M.D.1; Gustavo Kinrys, M.D.2; Daniel Hoffman M.D.3; Mark Schiller, M.D.4
1Stanford University School of Medicine, 2Cambridge Hospital/Harvard Medical School, 3CNS Response, Inc., 4MindTherapy Clinic

Multi-site Depression Efficacy Trial -- Design

METHODS

This was a randomized, controlled, single-blind, parallel group, multicenter study, of rEEG-guided medication recommendations *versus* the most successful treatment regimens from the STAR*D study. Patients were recruited at twelve centers across the US, and from two basic strata: patients with depression treatment failure of one or more Selective Serotonin Reuptake Inhibitors (SSRIs), and those with failure of at least two classes of antidepressants. Subjects were 18 years or older with Major Depressive Disorder (MDD). Subjects were required to have a Quick Inventory of Depressive Symptomatology-Self Report-16 (QIDS-16-SR) of ≥13 and a Montgomery-Åsberg Depression Rating Scale (MADRS) score of ≥26 at baseline. Potential subjects were excluded for medically relevant conditions, substance abuse, pregnancy or intent to become pregnant, lactation, or acute or chronic pain requiring prescription pain medication. All subjects underwent a washout of all current medications (except insulin, thyroxin, oral contraceptives, and hydrochlorothiazide) for a minimum of five half-lives prior to receiving a QEEG. The QEEG was analyzed utilizing rEEG technology. After the EEG, subjects were also excluded for reasons related to the EEG such as potential physiologic abnormalities or low abnormality in comparison to the current rEEG database. Also, subjects were excluded if the rEEG-guided treatment regimen would have been the same as the treatment regimen that the subject would receive if randomized to the control group. Subjects randomized to the rEEG group were assigned the treatment regimen that was based on the rEEG report. Subjects randomized to the control group were assigned a treatment regimen based upon the STAR*D algorithm. Control subjects who had failed SSRI's only were treated with a venlafaxine XR; and subjects who had failed on medications from two or more classes of antidepressants were assigned a treatment regimen starting with Step 2 of the modified STAR*D algorithm. The treatment period was 12 weeks with site visits at Week 1, 2, 4, 6, 8, 10, 12. The primary and secondary outcome measures are listed in Table 1. Safety was assessed through collection of vital signs and adverse events (AEs) at each visit.

Referenced-EEG (rEEG) Efficacy Compared To STAR*D For Patients With Depression Treatment Failure: *First Look At Final Results*

Charles DeBattista, M.D.[1]; Gustavo Kinrys, M.D.[2]; Daniel Hoffman M.D.[3]; Mark Schiller, M.D.[4]
[1]Stanford University School of Medicine, [2]Cambridge Hospital/Harvard Medical School, [3]CNS Response, Inc., [4]MindTherapy Clinic

- A randomized, controlled, single-blind, parallel group, multicenter study
- Patients with Major Depressive Disorder treatment failure
- rEEG medication guidance vs most successful treatments from STAR*D
- Two basic strata (patient groups):
  - failure on one or more Selective Serotonin Reuptake Inhibitors (SSRIs)
  - failure of at least two classes of antidepressants in the current episode
- Subjects required to have both:
  - Quick Inventory of Depressive Symptomatology-Self Report-16 (QIDS-16-SR) of >13
  - Montgomery-Åsberg Depression Rating Scale (MADRS) score of >26 at baseline

Multi-site Depression Efficacy Trial -- Design (cont'd)

METHODS

This was a randomized, controlled, single-blind, parallel group, multicenter study, of rEEG-guided medication recommendations *versus* the most successful treatment regimens from the STAR*D study. Patients were recruited at twelve centers across the US, and from two basic strata: patients with depression treatment failure of one or more Selective Serotonin Reuptake Inhibitors (SSRIs), and those with failure of at least two classes of antidepressants. Subjects were 18 years or older with Major Depressive Disorder (MDD). Subjects were required to have a Quick Inventory of Depressive Symptomatology-Self Report-16 (QIDS-16-SR) of ≥13 and a Montgomery-Åsberg Depression Rating Scale (MADRS) score of ≥26 at baseline. Potential subjects were excluded for medically relevant conditions, substance abuse, pregnancy or intent to become pregnant, lactation, or acute or chronic pain requiring prescription pain medication. All subjects underwent a washout of all current medications (except insulin, thyroxin, oral contraceptives, and hydrochlorothiazide) for a minimum of five half-lives prior to receiving a QEEG. The QEEG was analyzed utilizing rEEG technology. After the EEG, subjects were also excluded for reasons related to the EEG such as potential physiologic abnormalities or low abnormality in comparison to the current rEEG database. Also, subjects were excluded if the rEEG-guided treatment regimen would have been the same as the treatment regimen that the subject would receive if randomized to the control group. Subjects randomized to the rEEG group were assigned the treatment regimen that was based on the rEEG report. Subjects randomized to the control group were assigned a treatment regimen based upon the STAR*D algorithm. Control subjects who had failed SSRI's only were treated with a venlafaxine XR; and subjects who had failed on medications from two or more classes of antidepressants were assigned a treatment regimen starting with Step 2 of the modified STAR*D algorithm. The treatment period was 12 weeks with site visits at Week 1, 2, 4, 6, 8, 10, 12. The primary and secondary outcome measures are listed in Table 1. Safety was assessed through collection of vital signs and adverse events (AEs) at each visit.

Referenced-EEG (rEEG) Efficacy Compared To STAR*D For Patients With Depression Treatment Failure: *First Look At Final Results*

Charles DeBattista, M.D.1; Gustavo Kinrys, M.D.2; Daniel Hoffman M.D.3; Mark Schiller, M.D.4
1Stanford University School of Medicine, 2Cambridge Hospital/Harvard Medical School, 3CNS Response, Inc., 4MindTherapy Clinic

- All subjects underwent a washout of all current meds for minimum of five half-lives
- Subjects were excluded if rEEG-guided treatment regimen would have been identical if randomized to the control group – this occurred in __% of screened cases
- Treatment protocol:
  - Subjects randomized to rEEG group were assigned the treatment regimen that was based on the rEEG report
  - Subjects randomized to the control group were assigned a treatment regimen based upon the OPTIMIZED STAR*D algorithm
    - Control subjects who had failed SSRI's only were treated with venlafaxine XR
    - Subjects who had failed on medications from two or more classes of antidepressants were assigned a treatment regimen starting with Step 2 of the Optimized STAR*D algorithm

Multi-site Depression Efficacy Trial -- Investigators & Locations

Investigators:

Charles DeBattista, MD
Gustavo Kinrys, MD
Martin Teicher, MD
James Kocsis, MD
Steven Potkin, MD
Corey Goldstein, MD

Locations:

Stanford University Medical Center
Harvard/Cambridge Hospital
Harvard/McClean Hospital
Cornell University
UCI Medical Center
Rush Medical Center

and 6 commercial sites

rEEG® Multi-site Depression Efficacy Trial -- Clinical Endpoints

Table 1. Efficacy Results (Per Protocol Population)	rEEG	STAR*D
Primary Measures		
QIDS-16-SR mean change (a)		
Q-LES-Q-SF mean change (a)		
Secondary Measures		
QIDS-16-SR response (c)		
QIDS-16-SR remission (c)		
MADRS mean change (b)		
MADRS response (d)		
MADRS remission (d)		
CGI-I mean change (a)		
CGI-I scores of 2 or 1 (c)		
CGI-I scores of 1 (c)		
PHQ-9 mean change (b)		
PHQ-9 response (d)		
PHQ-9 remission (d)		
CGI-Severity mean change (b)		

(a) Repeated measures, LS means/mixed procedure. (b) LS means from ANCOVA. (c) LS means from GENMOD. (d) Logistic analysis.

Primary outcome measures were a 1-tailed assessment of change from baseline for:

- QIDS-16-SR (Quick Inventory of Depression Symptoms)
- Q-LES-Q-SF (Quality of Life Enjoyment and Satisfaction Questionnaire – Short Form)
- These were chosen to match closely to the original STAR*D study

Secondary outcome measures were:

- QIDS-16-SR response and remission
- MADRS mean change, response & remission
- PHQ-9 (Patient Health Questionaire) mean change, response & remission
- CGI-S (Severity) mean change
- CGI-I (Improvement) of 2 or 1 (much improved or very much improved)
- CGI-I only (very much improved)

Referenced-EEG (rEEG) Efficacy Compared To STAR*D For Patients With Depression Treatment Failure: ***First Look At Final Results***

Charles DeBattista, M.D.[1]; Gustavo Kinrys, M.D.[2]; Daniel Hoffman M.D.[3]; Mark Schiller, M.D.[4]
[1]Stanford University School of Medicine, [2]Cambridge Hospital/Harvard Medical School, [3]CNS Response, Inc., [4]MindTherapy Clinic

Multi-site Depression Efficacy Trial -- Results



rEEG
STAR*D
QIDS Score (range 0-27)
19
18
17
16
15
14
13
12
11
* statistically significant vs control, repeated measures, LS means
Screen
QEEG
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12

Figure 1. QIDS-16-SR Change from Baseline



rEEG
STAR*D
Percent Maximum Satisfaction
50
45
40
35
30
25
* statistically significant vs control, repeated measures, LS means
Screen
QEEG
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12

Figure 2. Q-LES-Q-SF Change from Baseline

PRIMARY endpoints -- both statistically significant for the rEEG group:

- QIDS-16-SR scores were reduced by a mean of 6.77 points vs 4.51 points, for rEEG vs STAR*D for a 50% improvement over control
- Q-LES-Q-SF % Maximum Satisfaction increased by a mean of 18 percentage points vs only 8.95 percentage points, for rEEG vs STAR*D, respectively for 101% improvement over control

Referenced-EEG (rEEG) Efficacy Compared To STAR*D For Patients With Depression Treatment Failure: *First Look At Final Results*

Charles DeBattista, M.D.1; Gustavo Kinrys, M.D.2; Daniel Hoffman M.D.3; Mark Schiller, M.D.4
1Stanford University School of Medicine, 2Cambridge Hospital/Harvard Medical School, 3CNS Response, Inc., 4MindTherapy Clinic

rEEG® Multi-site Depression Efficacy Trial -- All Endpoints


Figure 4. % Improvement Over Control¹
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
Mean Change
Response
Remission
*
(a) (c) (c)
(a)
(b) (d) (d)
(a) (c) (c)
(b) (d) (d)
QIDS
QLES
MADRS
CGI
PHQ9
* Statistically significant vs control.
† Per protocol population. CGI 'Reponse' bar is CGI of 2 or 1, CGI 'Remission' bar is CGI of 1.
(a) Repeated measures, LS means/mixed procedure. (b) LS means from ANCOVA. (c) LS means from GENMOD. (d) Logistic analysis.

Referenced-EEG (rEEG) Efficacy Compared To STAR*D For Patients With Depression Treatment Failure: ***First Look At Final Results***

Charles DeBattista, M.D.1; Gustavo Kinrys, M.D.2; Daniel Hoffman M.D.3; Mark Schiller, M.D.4
1Stanford University School of Medicine, 2Cambridge Hospital/Harvard Medical School, 3CNS Response, Inc., 4MindTherapy Clinic

- QLESQ: The mean change for the Experimental group (rEEG) was 18 point vs. 8.95 for the Control group (StarD) or a 100% improvement
- This was statistically significant at < .0001. This means that there is a greater than 99.99% chance that rEEG really is better than the StarD
- The QIDS Response rate for the rEEG group was 65% vs. 39% for the Control which is a spread of 26 percentage points and a 68% improvement over control (i.e. 26%/39%)
- The QIDS remission rate for the experimental group was 35% vs. 27% for Control for a spread of 8 points or an improvement of 32%
- The percentage of subjects who achieved a CGI of 1 for the rEEG group was 48% vs 20% for the control for a spread of 28% or a percent improvement of 133%
- QIDS mean change from baseline was 50%

rEEG® Multi-site Depression Efficacy Trial -- All Endpoints



Figure 4. % Improvement Over Control¹
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
Mean Change
Response
Remission
(a) (c) (c)
QIDS
(a)
QLES
(b) (d) (d)
MADRS
(a) (c) (c)
CGI
(b) (d) (d)
PHQ9

* Statistically significant vs control.
[1] Per protocol population. CGI 'Reponse' bar is CGI of 2 or 1, CGI 'Remission' bar is CGI of 1.
(a) Repeated measures, LS means/mixed procedure. (b) LS means from ANCOVA. (c) LS means from GENMOD. (d) Logistic analysis.

SECONDARY: % improvement over control (i.e., rEEG 12 week improvement – Control 12 week improvement /Control improvement x 100)

- QIDS-16-SR response (reduction by 50%) and remission (score of 5 or less); RESPONSE WAS 68% AND REMISSION WAS 32%
- MADRS mean change and response were statistically significant with mean change being 33.3%, response was 28%. Remission was 40%
- Clinical Global Impression of Improvement (CGI-I) of either a 2 or 1 (much improved or very much improved) had a 36.6% improvement over control as well as those ONLY reaching 1 – a more difficult measurement – of 133% improvement over control
- Patient Health Questionnaire (PHQ-9) mean change was 50% and response was 33% - both were statistically significant; remission was 29%
- CGI-S mean change was 49% and significant

Referenced-EEG (rEEG) Efficacy Compared To STAR*D For Patients With Depression Treatment Failure: ***First Look At Final Results***

Charles DeBattista, M.D.1; Gustavo Kinrys, M.D.2; Daniel Hoffman M.D.3; Mark Schiller, M.D.4
1Stanford University School of Medicine, 2Cambridge Hospital/Harvard Medical School, 3CNS Response, Inc., 4MindTherapy Clinic

rEEG® Multi-site Depression Efficacy Trial -- Results

Table 1. Efficacy Results (Per Protocol Population)	rEEG N=40	STAR*D N=49	p-value
Primary Measures			
QIDS-16-SR mean change (a)	-6.77	-4.51	**<.0001**
Q-LES-Q-SF mean change (a)	18.0	8.95	**<.0001**
Secondary Measures			
QIDS-16-SR response (c)	65.00%	38.78%	**<.0001**
QIDS-16-SR remission (c)	35.00%	26.53%	**0.0077**
MADRS mean change (b)	-21.85	-16.43	**0.0383**
MADRS response (d)	57.50%	44.90%	**0.0228**
MADRS remission (d)	40.00%	28.57%	0.0635
CGI-I mean change (a)	-1.75	-1.30	**<.0001**
CGI-I scores of 2 or 1 (c)	72.5%	53.06%	**<.0001**
CGI-I scores of 1 (c)	47.5%	20.41%	**0.0008**
PHQ-9 mean change (b)	-13.73	-9.40	**0.0062**
PHQ-9 response (d)	65.00%	48.98%	**0.0055**
PHQ-9 remission (d)	47.50%	36.73%	0.0645
CGI-Severity mean change (b)	-2.32	-1.46	**0.0007**

(a) Repeated measures, LS means/mixed procedure. (b) LS means from ANCOVA. (c) LS means from GENMOD. (d) Logistic analysis.

Referenced-EEG (rEEG) Efficacy Compared To STAR*D For Patients With Depression Treatment Failure: *First Look At Final Results*

Charles DeBattista, M.D.[1]; Gustavo Kinrys, M.D.[2]; Daniel Hoffman M.D.[3]; Mark Schiller, M.D.[4]
[1]Stanford University School of Medicine, [2]Cambridge Hospital/Harvard Medical School, [3]CNS Response, Inc., [4]MindTherapy Clinic

- TWO-TAILED: a two-tailed analysis of the primary endpoints was still statistically significant and 9 out of 12 secondary endpoints also met statistical significance

Multi-site Depression Efficacy Trial -- 2009



Referenced-EEG (rEEG) Efficacy Compared To STAR*D For Patients With Depression Treatment Failure: *First Look At Final Results*

Charles DeBattista, M.D.1; Gustavo Kinrys, M.D.2; Daniel Hoffman M.D.3; Mark Schiller, M.D.4
1Stanford University School of Medicine, 2Cambridge Hospital/Harvard Medical School, 3CNS Response, Inc., 4MindTherapy Clinic

Take-aways:

1. Remarkably consistent with previous trials:
   rEEG predicted medication response 65% of the time
2. Statistically significant improvement over control group on all primary & most secondary endpoints (9/12 - two tailed)
3. STAR*D is a tough control group:
   only 10% of MDs offer this level of treatment in US
4. Significant separation (50-100% on primary endpoints)
   - well above typical antidepressant trial (<10%)
   - response was early, durable, & still growing at week 12
5. Strong statistical significance -- adequately powered to show a significant difference

23


closing thoughts
CNS Response

Foundation for growth

Payer pilots	Economic trials
Physician network	Focused network
Production Platform	Scalable, HIPAA-compliant system
Economics	Analysis Group Economics Budget Impact Model
Evidence	Depression Efficacy Trial, 2009 "superior evidence" (UBC, 2008)

CNS Response

Future research:


2009
2010
2011
2012
Future years
Depression Efficacy Trial
proof
APA Clinical guideline
Top-line results — Publication I — II — III ...
Potential Replication Studies
DOD
AHRQ
NIMH

CNS Response

Mental Health Parity

The Paul Wellstone and Pete Domenici Mental Health Parity and Addiction Equity Act of 2008 (Public Law 110-343)


PARITY NOW

- Reimbursement of behavioral therapies must be on same basis as physical medicine
- Parity will increase behavioral spending -- 1-3% increase in total health care spend

CNS Response

Health Care Reform



Roughly $700 billion each year goes to health-care spending that can't be shown to lead to better health outcomes, according to the non-partisan Congressional Budget Office.

Comparative effectiveness quite simply means comparing two or more treatments for a given condition. Studies may compare similar treatments, such as two drugs, or may analyze very different approaches, such as surgery and drug therapy.

In some cases, a given treatment may prove to be more effective clinically or more cost-effective for a broad range of patients, but frequently a key issue is determining **which specific types of patients would benefit most from it.**

Consumer Reports, 2/10/09


Questions
CNS Response

Corporate Information

NASDAQ OTCBB: CNSO

CNS Response, Inc.
2755 Bristol St., Suite 285
Costa Mesa, CA 92626
714.545.3288



George Carpenter, CEO

gcarpenter@cnsresponse.com
(949) 697-2161

CNS Response

www.cnsresponse.com